UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2012
Date of reporting period: January 1, 2013 – June 30, 2013

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio

www.roycefunds.com

Performance and Expenses	Through June 30, 2013

	Average Annual Total Returns					Annual
					Since Inception	Operating
Fund	One-Year	Five-Year	10-Year	15-Year	(12/27/96)	Expenses

Royce Capital Fund–Micro-Cap Portfolio	8.54%	4.14%	8.79%	10.67%	11.35%	1.35%

Royce Capital Fund–Small-Cap Portfolio	20.26	7.33	10.86	10.75	11.56	1.06

Russell Microcap Index[1]	25.38	8.53	7.81	n.a.	n.a.	n.a.

Russell 2000 Index	24.21	8.77	9.53	6.60	7.66[2]	n.a.

1 Data for the Russell Microcap Index goes back only to 2000.
2 Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Series of Royce Capital Fund invest primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio may invest up to 35% of its net assets in foreign securities and Royce Capital Fund–Small-Cap Portfolio may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Index returns include net reinvested dividends and/or interest income. Distributor: Royce Fund Services, Inc.

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Table of Contents

Semiannual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

2013 In Quotes	30

Postscript: Searching for Super Small-Cap Companies Through the Macro Noise	Inside Back Cover

Semiannual Report to Shareholders	7

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Charles M. Royce, President

As it has for the past few years,
sentiment once again shifted
dramatically in the second quarter
and volatility returned to the
markets. However, unlike the
previous few years, it was the bond
market that felt the brunt of the
pain as speculation that the Federal
Reserve may soon pull back from
its unprecedented stimulus efforts
fueled a one percentage point jump
in 10-year Treasury yields during the
final two months of the quarter.

After gaining 12.4% in the first quarter
of 2013, the Russell 2000 Index
advanced 3.1% in the second quarter,
finishing the first half of the year with a
15.9% gain. At the same time, the CBOE
Volatility Index (VIX), after hitting a
fresh 2013 low in March 2013, spiked
33% in the second quarter—the largest
quarterly increase since the third
quarter of 2011.

In the span of one quarter, we have
transitioned from a world in which the
idea that interest rates would remain
indefinitely low to one in which the
shift back to a more normalized yield
environment is now center stage.

Continued on page 4...
Letter to Our Shareholders

Exile on Wall Street
 The small-cap market reached peaks in July 2007 and April 2011 before surging to its most recent record highs. Surveying the small-cap landscape from the vantage points of these respective summits shows that each cycle (the second of which is still going on) has presented a difficult environment for active managers such as the parties penning this letter. This has been particularly true of the most recent period, which has seen solid results for the major small-cap indexes, ETFs, and other passive investment vehicles, while the active managers who once routinely outperformed all of them have achieved more muted results. The current phase has favored more defensive sectors and investments with high dividend yields, such as REITs and MLPs. Strong balance sheets and higher-quality metrics such as returns on invested capital (ROIC) have also been out of favor in this world of easy money and zero interest rates that tends to be more supportive of lower-quality businesses. And we have not even mentioned the flight to fixed income, which, along with the proliferation of ETFs, has been one of the most significant developments in the investment world during the last three-plus years.
    These events took shape in a market that has featured regular spasms of high volatility and periods of declining stock prices, some of them of a historically extreme nature. These are periods in which fundamentally driven active management approaches such as ours have historically proven their worth. That many of our portfolios struggled to preserve their value as effectively as they have done historically during the market downturns since the pre-crisis peak in July 2007 has been frustrating and humbling, to say the least. Yet investing is a routinely humbling business. This is not the first time (and almost certainly won’t be the last) in which we have endured a prolonged relative slump versus the small-cap market as a whole. But behind every contrarian, especially an out-of-sync one, is a disciplined investor. By buying out-of-favor companies and rooting around beaten down sectors and industries, we do things every day that may not look particularly savvy to many on Wall Street, at least in the short run. After

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40 years, we are used to doing things according to our own principles and long-term time frame and do not mind being something akin to exiles on Wall Street.	By buying out-of-favor companies and rooting around beaten down sectors and industries, we do things every day that may not look particularly savvy to many on Wall Street, at least in the short run. After 40 years, we are used to doing things according to our own principles and long-term time frame and do not mind being something akin to exiles on Wall Street.

We are bullish not only on stocks but, more important, on our specific approach to quality and active management.
      It should come as no surprise, then, that we are not persuaded—or even bothered—by those voices suggesting that active management has perhaps seen its day in the sun. With ETFs and high-frequency trading seemingly making markets that much more efficient, with so many investors disenchanted with equities, and with sustained periods of relative underperformance in the books, perhaps (so the argument runs) active managers should simply switch to indexing or find another line of work. To be sure, the last several years have given us little to crow about (while serving up plenty of crow to eat). However, we remain as enthusiastic as ever about active management in general and value-oriented small-cap investing in particular. To paraphrase Mark Twain, we find reports of the death of active management to be greatly exaggerated.

      So while lower-quality stocks have dominated the market and outperformed many of our holdings through the current cycle, we are undeterred in our conviction that well-run, cash-rich businesses with high returns on invested capital remain the best route to building long-term wealth. It is also important to remember that many stocks possessing these attributes have done very well on an absolute basis through the current cycle even as they have suffered in comparison to their more defensive or higher-yielding cohorts. Finally, we have already seen signs of a change in which we think the kind of higher-quality companies that we favor can assume a leadership role. There were encouraging signals in May and in the second half of 2012 that investors were giving more thought to fundamentals. In short, we are excited about the days ahead. We are bullish not only on stocks but, more important, on our specific approach to quality and active management.

Tumbling Dice
When 2012 drew to a close, we were equally optimistic. The second half of 2012 offered much that was good for what ailed quality-centric investors. The last few months in particular saw a brief resurgence for quality as many companies with strong balance sheets, high ROIC, and strong cash flow characteristics outpaced the rest of the small-cap market. This rally did not last long into 2013, however, as more highly levered and lower-ROIC businesses soon resumed leadership. Quality stocks for the most part acquitted themselves well in the bullish first quarter; they simply did not attract as much interest as more defensive areas. The strongest sectors for the small-cap Russell 2000 Index during the first quarter were Health Care, Consumer Discretionary, and Financials, the latter drawing much of its strength from REITs. More cyclical sectors such as Technology and Energy, which we see as featuring some of the most attractively valued, high-quality companies available over the last couple of years, lagged.
      The result was a strong opening quarter for stocks across the board. Small-caps led, showing positive returns for the third consecutive quarter. The Russell 2000 gained 12.4% compared to respective gains of 11.0% and 10.6% for the large-cap Russell 1000 and S&P 500 Indexes, while the more tech-oriented Nasdaq Composite rose 8.2%. Quality stocks resuming their back seat was not entirely surprising. Stocks as a whole have been

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From our perspective, the end to the
easy money bias that has been in place
for several years presents an attractive
environment for active managers
with an absolute orientation like
us, as underlying fundamentals and
less-leveraged balance sheets should
become increasingly more important.

We have long thought that the ongoing
efforts to reflate the economy through
numerous quantitative easings and a
zero interest rate policy would have
unintended consequences. To be
sure, the actions of the Fed have been
distorting asset pricing and valuations
in the equity market in a number of
ways. Many of the fundamental qualities
we hold so dear, for example, seem
temporarily suspended in an investment
world where highly-leveraged businesses
are benefiting from the ability to
restructure their debt, lower funding
costs, and extend maturities.

The unintended consequence of
leveling the playing field has given
lower-quality companies the luxury of
time, which in a normal environment
they would not have. It would not
surprise us to see these trends reverse
as tapering is implemented and
monetary stimulus is slowly trimmed
back and ultimately withdrawn.

To be clear, our balance sheet scrutiny is
paramount to our process, particularly
our focus on risk. To that end, we have
always chosen to focus on companies
with high operating leverage. Our
measure of financial leverage centers
on the ratio of assets to stockholders’
equity, looking for a two-to-one ratio
for non-financial companies.

Continued on page 6...

Letter to Our Shareholders

on an encouraging roll since the low on June 2, 2012, so some give-back was not entirely unexpected, even if it was somewhat disappointing.
    Going into the second quarter, we were confident that the rally could last, though we also assumed that a correction would be a natural part of a longer-term bullish trend, as has been the case over the past several years. While share prices all over the globe were more volatile in the second quarter, on the domestic front a rocky market still resulted in positive returns, with strength across all asset classes. The tech-oriented Nasdaq Composite led for the quarter with a 4.2% advance. Small-cap edged out the large-cap indexes, with the Russell 2000 up 3.1% for the quarter compared to respective gains of 2.9% and 2.7% for the large-cap S&P 500 and Russell 1000 Indexes.
    One-year results were also strong for the major indexes, with the Russell 2000 leading (+24.2%), followed by the Russell 1000 (+21.2%), S&P 500 (+20.6%), and Nasdaq (+16.0%). Three-year results were even more closely aligned, offering compelling evidence of just how tightly correlated equity returns have been. Average annual total returns for the three-year period ended June 30, 2013 for the Russell 2000 (+18.7%), the Russell 1000 (+18.6%), and S&P 500 (+18.5%) were within two-tenths of one another while the Nasdaq rose 17.3% over the same span. That stocks continue to perform well could be seen by the fact that trailing one-, five-, and 10-year results for the small-cap and two large-cap indexes were well ahead of their returns for the same periods ended one year prior.
    Micro-cap returns also continued their ascent. The Russell Microcap Index gained 18.3% year-to-date through June 30, 2013. Its one-year result was also strong, up 25.4%. The micro-cap index’s trailing three-, five-, and 10-year results were also fine, though it trailed the Russell 2000 in these periods. By contrast, mid-caps narrowly underperformed year-to-date—the Russell Midcap Index rose 15.5% through the end of June—but outpaced their small-cap peers for the one-, three-, 10-, 15-, 20-, and 25-year periods ended June 30, 2013. This impressive long-term record helps to explain why we think of mid-caps as the market’s stealth asset class.
    Outside the U.S., short- and intermediate-term results were far less bullish. The first quarter saw positive, though lower, returns for the Russell Global ex-U.S. Small Cap Index, which climbed 6.5% while the Russell Global ex-U.S. Large Cap Index was up 3.1%. Second-quarter results slipped into the red as the Russell Global ex-U.S. Small Cap Index fell 4.5% and the Russell Global ex-U.S. Large Cap Index was down 2.9%. This left year-to-date results through June 30, 2013 considerably behind the major U.S. indexes: the Russell ex-U.S. Small Cap Index was up 1.8% while its large-cap sibling managed only a 0.1% advance. In this context it was hardly surprising that one-, three-, and five-year results for the non-U.S. indexes were also well behind their U.S. equivalents for the periods ended June 30, 2013.

Shine a Light
In the first quarter cyclical companies mostly lagged defensive sectors, but the second quarter offered a more eclectic, and thus encouraging, mix. Within the Russell 2000, both Consumer-oriented sectors remained strong, as did Health Care, Information Technology, and Telecommunication Services. However, the more cyclical Energy, Materials, and Industrials sectors fell, as did more high-yielding areas such as REITs and Utilities.

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The S&P 500 showed a similarly scrambled pattern among large-cap sector returns. Although painful in the short term, we see this growing differentiation as a very positive sign that the market is beginning to break out of its correlation groove.
     During the first half as a whole the stock market displayed a broadly similar pattern of results to the first halves of both 2011 and 2012. This was a model in which a robustly bullish first quarter gave way to a far more volatile second quarter, with a sudden shift in market sentiment driven primarily by global macro issues. However, this year’s first half also showed some notable differences that suggest a break with the market’s previously unyielding pattern of the last three calendar years—a pattern marked by closely correlated returns and, as a result, relatively uninspired results for many active managers. For example, during the first quarter of 2013 the market was remarkably good at tuning out a great deal of ominous political news. When Congress and the President failed to produce a long-term plan to tackle the deficit, the market mostly shrugged and continued to climb. When sequestration began to take effect in the aftermath of the stalled budget negotiations, stocks once again paused then resumed moving upward.
     This stood in stark contrast to what we saw in 2010, 2011, and most of the first half of 2012, when the markets seemed to react to little other than macro headlines that were themselves largely driven by political events. In addition, when macro issues did inspire a sell-off, year-to-date returns were not too adversely affected, with most stocks and domestic indexes escaping the more uncertain second quarter of 2013 in the black despite a 33% second-quarter spike in the CBOE Volatility Index (VIX). This increase was the largest quarterly increase for the VIX, which hit a fresh 2013 low in March before spiking higher, since the third quarter of 2011. Another significant deviation from the pattern of previous years was the pain born by the bond market. Speculation that the Fed would taper its stimulus efforts fueled a full one percentage point jump in 10-year Treasury yields during May and June. We saw an encouraging variation in performance at the stock, industry, and sector levels, which was especially pronounced in these same two months, as signals that the economy was slowly finding its way back to more historically normal—that is, less Fed-dependent—levels of growth and activity.

Happy?
All of this makes us optimistic. Our contention is that the unusual performance pattern spurred by the effects of multiple rounds of QE and zero interest rates has begun to unwind, which will set the stage for more fundamentally based value-oriented approaches to take hold of market leadership. One sign that the process has already begun is that in the space of roughly three months we have moved from an environment in which many believed that interest rates would remain low indefinitely to one in which more historically normal yields are inching closer and closer. We have argued that an unintended consequence of QE and zero interest rates has been to make life a little too easy for lower-quality companies. Highly levered businesses have been able to re-finance their obligations at record low rates and thus not pay the usual economic cost for being over-levered.

Our contention is that the unusual
performance pattern spurred by the
effects of multiple rounds of QE and zero
interest rates has begun to unwind, which
will set the stage for more fundamentally
based value-oriented approaches to take
hold of market leadership.

Guarded optimism may be as close to bliss
as we can usually get, but we have seldom
felt more confident about our investment
approach as we do right now, looking out
on the months and years to come.

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This is an important part of our
ongoing search for a company’s
“margin of safety.” If a company is
carrying too much debt, it impedes its
own ability to meet the challenge of
out-of-left-field occurrences such as
lawsuits, the loss of a major customer,
or overseas currency crises.

A conservatively capitalized company,
especially a smaller company, can
better weather these storms because
it has the necessary financial reserves
to do so, while a company with too
much debt on the balance sheet runs a
greater risk that stormy weather will
turn into a hurricane.

We also view financially strong
companies as well-positioned to grow.
The assets of these companies are
derived more from retained earnings
than paid-in capital, i.e., they have
the ability to self-fund their own
success as a business.

Of course, transitions are never easy.
Shifting back to a more normalized
yield environment is likely to be marked
by increased volatility and pockets of
uncertainty. Stock prices have begun
the transition from their reliance on
monetary policy to fundamentals,
which is a process we believe will stress
the importance of companies with
strong, less-leveraged balance sheets,
excess cash flow generation, and the
ability to self-finance.

We look forward to a more normalized
yield environment that could usher in
that long-awaited flight to quality.

Letter to Our Shareholders

This unnatural and (we believe) temporary advantage reduced the attractiveness of the conservatively capitalized businesses that have been our portfolio mainstays since the early 1970s. However, with Fed policy changing, we are moving closer to a market in which strong fundamentals are likely to be in high demand once more.
     What Ben Bernanke actually said back in June about the Fed potentially tapering its bond purchases seemed entirely positive. Many of us have been waiting for the economy and the markets to return to more historically normal conditions for some time. We have been especially eager to see interest rates normalize, which would be as sure a sign as any that the economy and markets are operating at something like business as usual (and this period of QE and zero interest rates has been anything but that). We suspect an environment in which the Fed is not as intimately involved in the economy will be a healthy one for stocks. So while many investors saw the Fed’s plans to taper bond purchases as a cause for alarm, we saw it as an affirmation that the economy is healing as it grows. Within the next couple of years, it should grow even stronger. Along with more historically normal—that is, higher—rates, this would be a very welcome development for equities in our view, particularly the kind of attractively valued, well-run, financially strong small-cap businesses that remain our favorites. Guarded optimism may be as close to bliss as we can usually get, but we have seldom felt more confident about our investment approach as we do right now, looking out on the months and years to come.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2013

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Royce Capital Fund 2013 Semiannual Report to Shareholders | 7

Royce Capital Fund–Micro-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			3.29%

One-Year			8.54

Three-Year			8.90

Five-Year			4.14

10-Year			8.79

15-Year			10.67

Since Inception (12/27/96)			11.35

ANNUAL EXPENSE RATIO

Operating Expenses			1.35%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2012	7.6%	2004	13.8%

2011	-12.1	2003	49.2

2010	30.1	2002	-12.9

2009	57.9	2001	29.7

2008	-43.3	2000	18.5

2007	4.0	1999	28.1

2006	21.1	1998	4.1

2005	11.6	1997	21.2

TOP 10 POSITIONS % of Net Assets

Kirkland’s			1.4%

GP Strategies			1.3

Graham Corporation			1.3

Horsehead Holding Corporation			1.3

Patriot Transportation Holding			1.3

Marten Transport			1.3

Perry Ellis International			1.2

ATMI			1.2

Stein Mart			1.2

Olympic Steel			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			20.5%

Consumer Discretionary			17.3

Information Technology			13.4

Materials			10.1

Health Care			7.9

Energy			7.5

Financials			5.4

Consumer Staples			0.7

Utilities			0.1

Miscellaneous			4.8

Cash and Cash Equivalents			12.3

Manager’s Discussion
Micro-caps enjoyed generally strong returns in the first six months of 2013, but this did not translate to notable results for Royce Capital Fund–Micro-Cap Portfolio (RCM). The Fund rose 3.3% for the year-to-date period ended June 30, 2013 versus respective gains of 18.3% and 15.9% for its benchmark for the same period, the Russell Microcap Index, and the small-cap Russell 2000 Index. The year’s first quarter saw the bulk of underperformance. The first three months of the year were a mostly bullish period that followed a solid third quarter and more volatile fourth quarter in 2012. RCM, however, struggled during the year’s first three months. For the first quarter, the Fund gained 2.5% versus 12.6% for its benchmark and 12.4% for the small-cap index.
     The second quarter brought considerably more volatility and, unsurprisingly, lower returns for equities across the board. Markets across the globe convulsed late in June following the announcement by Fed Chairman Bernanke that the central bank would consider slowing the pace of monthly bond purchases later in the year. Along with less-than-stellar news out of China, Brazil, Turkey, and Europe, stocks fell precipitously for several sessions before beginning to find their feet again. The upshot was a rougher quarter for stocks. RCM was up 0.8% for the second quarter versus 5.1% for the micro-cap index and 3.1% for the small-cap index. For the periods ended June 30, 2013, the Fund underperformed both indexes for one-, three-, and five-year spans, while the Fund outpaced the micro-cap index for the 10-year period and beat the Russell 2000 for the 15-year and since inception (12/27/96) periods. (The Russell Microcap Index’s inception was June 30, 2000.) RCM’s average annual total return since inception was 11.3%, a long-term record in which we take great pride.
     The portfolio’s top contributor in the first half was hhgregg, a retailer specializing in consumer electronics, home appliances, and other items. Its share price benefited from growing home sales and improving consumer confidence. We reduced our position in April and May. Clothing retailer Stein Mart also received help from higher levels of consumer activity. It drew an even larger advantage from resolving internal accounting issues that drove investors from its stock late in 2012. The company, which discovered these errors on its own, restated results and then continued to improve its merchandizing strategy. Even with the rise in its share price, we liked its valuation at the end of June, when it was RMC’s eleventh-largest holding. Two top-ten positions were also top contributors in the first half. Graham

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/13[1]

hhgregg	0.66%

Stein Mart	0.65

Graham Corporation	0.55

Kirkland’s	0.53

Monotype Imaging Holdings	0.43

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

8 | Royce Capital Fund 2013 Semiannual Report to Shareholders

Performance and Portfolio Review

Corporation manufactures custom vacuum and heat transfer equipment. We bought shares when its niche business was slow and its valuation looked particularly attractive to us. Growing sales and record revenue in its fiscal fourth quarter helped to draw other investors. Kirkland’s was another company that profited from the resurgence in the housing industry as well as from analytical tools that allowed it to better understand and respond to sales activity at its stores, creating greater efficiency and better inventory management.
     PDI provides outsourced sales and other commercial services to pharmaceutical, biotechnology, and healthcare companies in the U.S. Its contract sales business has not grown as we initially anticipated, which has hurt results. We began to reduce our position in April. Detracting most from the portfolio’s results in the period were investments in the Materials sector, particularly those in the metals & mining category. Four of the portfolio’s five largest detractors were precious metals miners. We have reduced the Fund’s exposure to this industry, holding positions only in those companies that are well funded and capable in our view of weathering what remained at the end of June a very challenging period for mining businesses. These challenges include rising operating costs and declining commodity prices. We added shares of Endeavour Silver in January, March, and April and trimmed our position in Pilot Gold in the first quarter. Choosing to hold shares of McEwen Mining, we also reduced our stake in Lumina Copper. The lack of exposure to more defensive areas of the market, most notably REITs and MLPs, was also a factor in first-half results (though REITs abruptly reversed course in the second quarter). This was consistent with much of what hampered relative returns in 2012. We take a disciplined approach, looking for bargain-priced companies with strong balance sheets and above-average returns on invested capital. This vintage Royce formula has led us to companies that have not experienced full participation in the last few years’ worth of rallies while they have often been sold off with equal abandon during downturns. Perhaps needless to say, our patience and discipline have been amply tested throughout the last two-and-a-half years, though by no means enough for us to abandon what has been successful for most of the Fund’s more than two decades of history. Indeed, we are highly confident going forward that companies with solid fundamentals and strong managements can ultimately be market leaders. We recently increased the Fund’s exposure to U.S. companies, which stood at 75% of net assets at the end of June. We firmly believe that the portfolio is well positioned for the next market phase, one which we anticipate should be better for the kind of conservatively capitalized micro-cap businesses that we seek for the portfolio.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/13[1]

Endeavour Silver	-0.44%

Pilot Gold	-0.41

McEwen Mining	-0.32

Lumina Copper	-0.30

PDI	-0.29

[1] Net of dividends

ROYCE CAPITAL–MICRO-CAP VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$560 million

Number of Holdings	196

Turnover Rate	16%

Average Market Capitalization[1]	$373 million

Weighted Average P/E Ratio[2,3]	17.4x

Weighted Average P/B Ratio[2]	1.5x

U.S. Investments (% of Net Assets)	73.4%

Non-U.S. Investments (% of Net Assets)	14.3%

Ticker Symbol
Investment Class	RCMCX
Service Class	RCMSX

[1]Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings of its underlying stocks.

[3]The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 6/30/13).

STATISTICAL MEASURES Five-Year Period Ended 6/30/13

	Sharpe Ratio	Standard Deviation

RCM	0.28	24.59

Russell Microcap	0.45	25.07

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2013 Semiannual Report to Shareholders | 9

Royce Capital Fund–Small-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/13

January–June 2013[1]			12.42%

One-Year			20.26

Three-Year			13.86

Five-Year			7.33

10-Year			10.86

15-Year			10.75

Since Inception (12/27/96)			11.56

ANNUAL EXPENSE RATIO

Operating Expenses			1.06%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2012	12.5%	2004	25.0%

2011	-3.3	2003	41.1

2010	20.5	2002	-13.8

2009	35.2	2001	21.0

2008	-27.2	2000	33.3

2007	-2.1	1999	8.2

2006	15.6	1998	8.9

2005	8.6	1997	17.1

TOP 10 POSITIONS % of Net Assets

Nu Skin Enterprises Cl. A			3.0%

G-III Apparel Group			3.0

Unit Corporation			3.0

Federated Investors Cl. B			3.0

Buckle (The)			2.8

NETGEAR			2.7

Steven Madden			2.5

Crocs			2.5

Jos. A. Bank Clothiers			2.4

Fabrinet			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			32.2%

Information Technology			19.5

Financials			13.1

Health Care			8.2

Industrials			7.5

Energy			6.0

Consumer Staples			4.6

Materials			3.8

Miscellaneous			0.4

Cash and Cash Equivalents			4.7

Manager’s Discussion
The first half of 2013 featured a robust, though increasingly volatile, market for equities, as well as an economy that is growing, even if the pace is much slower than any of us would like. In this context, we were pleased with the absolute performance of Royce Capital Fund–Small-Cap Portfolio (RCS) through the year’s first six months. For the year-to-date period ended June 30, 2013 RCS gained 12.4% versus 15.9% for its small-cap benchmark, the Russell 2000 Index, for the same period.
     Although our ultimate goal is always strong absolute long-term returns, underperformance has still been frustrating. The companies that we seek for the portfolio have strong balance sheets, high returns on invested capital, and strong cash flow characteristics. We also look for management teams with track records of prudent capital allocation. Companies with these attributes have lagged the market over the last two-plus years, but we have seen signs that this trend is beginning to shift. There were encouraging signs, for example, in the second quarter, which saw not only ample volatility but also a fair amount of differentiation at the company, industry, and sector levels. We think this trend is likely to continue.
     During the first quarter, RCS rose 7.6% compared to 12.4% for its small-cap benchmark. The Fund then gained a short-term edge over its benchmark, rising 4.5% in the more volatile second quarter while its benchmark was up 3.1%. RCS also maintained an edge over its benchmark to outpace the Russell 2000 over longer-term periods. For the periods ended June 30, 2013, the Fund outperformed the small-cap index for the 10-, 15-year, and since inception (12/27/96) periods. RCS’s average annual total return since inception was 11.6%. We are proud of the Fund’s long-term record on both an absolute and relative basis.
     RCS’s largest holding at the end of the period, Nu Skin Enterprises, felt the effects of market skepticism before rebounding in the first half. Nu Skin makes skin care treatments and nutritional supplements with a niche in anti-aging products. It sells using a direct marketing strategy. This last part convinced many investors in 2012 that Nu Skin’s business model was essentially the same as Herbalife, which was not a desirable association considering that the latter endured accusations of being a pyramid scheme. Knowing the company well, we ignored the noise and held on, liking the company’s global reach, quality products, solid earnings and cash flows, and low-debt balance sheet. Once investors were

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/13[1]

Nu Skin Enterprises Cl. A	1.56%

Federated Investors Cl. B	0.86

G-III Apparel Group	0.85

Inter Parfums	0.83

Guess?	0.61

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

10 | Royce Capital Fund 2013 Semiannual Report to Shareholders

Performance and Portfolio Review
convinced of Nu Skin’s viability, its shares began to climb, helped also by its expanding business in China. We began to take gains in March.
     Our take on asset manager and money market specialist Federated Investors has not changed much over the last year. Money market funds are still facing new regulations—the new rules remain under review, extending a process that has been dragging on for a while now. We agree with most industry observers who think that the longer this process takes, the less onerous the rules are going to be. Equally important is our confidence that rising interest rates are going to help its business. Although we began to trim our position in mid-May, we held a large stake at the end of the period, when it was RCS’s fourth-largest holding.
     G-III Apparel Group—the Fund’s second-largest holding at the end of June—reaped the benefit of investors recognizing the value in its growing product line and licensing deals. Long recognized as the U.S.’s largest coat maker, for years the stock suffered from a seasonal bias—when winter sales peaked (or when the winter was mild), its share price would often suffer. For example, we added shares in the fall and winter of 2011-12 when warmer weather was helping to drive its price down. The company has been diversifying into dresses and sportswear, owns brands such as Wilsons Leather and Vilebrequin, manufactures for Calvin Klein, Kenneth Cole, Cole Hahn, Tommy Hilfiger, and Ivanka Trump, and has licenses for the NFL, NBA, MLB, and NHL. This large and impressive roster, along with growing profitability, helped its stock price to rise, particularly after it raised its guidance for fiscal 2013 in early June.
     As for positions that detracted from performance, wireless product maker NETGEAR saw its price fall through much of the first half, primarily due to a product execution problem in its storage business, which hurt fiscal first-quarter earnings, and an acquisition in April of select assets of the Sierra Wireless AirCard business, which some investors thought left NETGEAR too exposed to the lower-margin wireless service provider segment. Ever contrarian, we built our stake because we think the firm is very well positioned to benefit from ongoing global growth for wireless products. Our high regard for the durable name of Maidenform Brands led us to continue adding shares in the first half. Its business has slumped over the last couple of years, making its valuation increasingly attractive to us.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/13[1]

NETGEAR	-0.74%

Maidenform Brands	-0.24

Vera Bradley	-0.23

Orthofix International	-0.17

American Eagle Outfitters	-0.17

[1] Net of dividends

ROYCE CAPITAL–SMALL-CAP VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$881 million

Number of Holdings	74

Turnover Rate	22%

Average Market Capitalization[1]	$1,323 million

Weighted Average P/E Ratio[2,3]	14.2x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	87.0%

Non-U.S. Investments (% of Net Assets)	8.3%

Ticker Symbol
Investment Class	RCPFX
Service Class	RCSSX

[1]Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings of its underlying stocks.

[3]The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/13).

STATISTICAL MEASURES Five-Year Period Ended 6/30/13

	Sharpe Ratio	Standard Deviation

RCS	0.43	21.37

Russell Microcap	0.46	24.07

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2013 Semiannual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 87.7%

Consumer Discretionary – 17.3%
Auto Components - 1.1%
Drew Industries	121,079	$4,760,826
Fuel Systems Solutions [1]	80,300	1,436,567

		6,197,393

Diversified Consumer Services - 2.4%
American Public Education [1]	106,370	3,952,709
Capella Education [1]	105,000	4,373,250
Lincoln Educational Services	952,893	5,021,746

		13,347,705

Household Durables - 1.1%
Cavco Industries [1]	90,404	4,560,882
Skullcandy [1]	274,403	1,498,240

		6,059,122

Internet & Catalog Retail - 0.3%
Vitacost.com [1]	217,100	1,834,495

Leisure Equipment & Products - 0.7%
Callaway Golf	406,412	2,674,191
†Leapfrog Enterprises Cl. A [1],[2]	146,600	1,442,544

		4,116,735

Media - 0.3%
Saraiva S/A Livreiros Editores	107,300	1,394,537

Specialty Retail - 8.8%
Buckle (The)	76,025	3,954,821
Cato Corporation (The) Cl. A	152,300	3,801,408
Citi Trends [1]	332,427	4,830,164
†Destination Maternity	175,000	4,305,000
hhgregg [1],[2]	326,843	5,219,683
Jos. A. Bank Clothiers [1]	63,570	2,626,712
Kirkland’s [1]	452,180	7,800,105
Shoe Carnival	277,300	6,657,973
Stein Mart	504,278	6,883,395
Zumiez [1]	113,400	3,260,250

		49,339,511

Textiles, Apparel & Luxury Goods - 2.6%
Calida Holding	64,000	1,571,966
Maidenform Brands [1]	171,200	2,966,896
Perry Ellis International	339,030	6,885,699
True Religion Apparel [1]	96,900	3,067,854

		14,492,415

Total (Cost $77,842,684)		96,781,913

Consumer Staples – 0.7%
Food Products - 0.7%
Asian Citrus Holdings	2,786,100	998,621
Legumex Walker [1]	193,200	824,825
Sipef	30,400	2,042,611
Waterloo Investment Holdings [1],[3]	1,303,907	178,505

Total (Cost $4,955,593)		4,044,562

Energy – 7.5%
Energy Equipment & Services - 5.7%
Canadian Energy Services & Technology	203,300	3,156,688
Dawson Geophysical [1]	87,429	3,222,633
Geospace Technologies [1]	5,412	373,861
Gulf Island Fabrication	207,488	3,973,395
Lamprell [1]	515,400	1,099,416
Natural Gas Services Group [1]	211,875	4,976,944
Tesco Corporation [1]	348,380	4,616,035
TGC Industries	564,140	4,637,231
Total Energy Services	408,900	5,657,027

		31,713,230

Oil, Gas & Consumable Fuels - 1.8%
Contango Oil & Gas	34,607	1,167,986
Gran Tierra Energy [1]	198,300	1,191,783
Renewable Energy Group [1]	63,800	907,874
Sprott Resource	1,087,300	3,628,814
Triangle Petroleum [1]	456,104	3,197,289
Uranium Resources [1],[2]	55,122	144,971

		10,238,717

Total (Cost $29,788,239)		41,951,947

Financials – 5.4%
Capital Markets - 2.5%
FBR & Co. [1]	152,816	3,860,132
Gluskin Sheff + Associates	58,700	1,086,148
GMP Capital	330,700	1,949,548
INTL FCStone [1]	232,569	4,058,329
U.S. Global Investors Cl. A	198,700	419,257
Westwood Holdings Group	60,527	2,597,819

		13,971,233

Commercial Banks - 0.8%
Bancorp (The) [1]	119,428	1,790,226
BCB Holdings [1]	1,303,907	386,719
Pacific Continental	208,800	2,463,840

		4,640,785

Insurance - 0.4%
American Safety Insurance Holdings [1]	26,963	780,579
Navigators Group [1]	22,536	1,285,453

		2,066,032

Real Estate Management & Development - 1.7%
Brasil Brokers Participacoes	742,200	2,178,686
Kennedy-Wilson Holdings	332,630	5,534,963
Midland Holdings	4,750,000	1,776,033

		9,489,682

Total (Cost $30,508,800)		30,167,732

Health Care – 7.9%
Biotechnology - 0.8%
Burcon NutraScience [1]	140,303	339,533
Dyax Corporation [1]	560,516	1,939,385
Lexicon Pharmaceuticals [1]	1,018,079	2,209,232

		4,488,150

12 | Royce Capital Fund 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies - 3.5%
Cerus Corporation[1]	555,557	$2,455,562
CryoLife	325,589	2,038,187
Exactech [1]	135,317	2,672,511
Merit Medical Systems [1]	204,235	2,277,220
SurModics [1]	153,378	3,069,094
Syneron Medical [1]	439,785	3,826,129
Trinity Biotech ADR	85,570	1,441,855
ZELTIQ Aesthetics [1]	288,669	1,844,595

		19,625,153

Health Care Providers & Services - 2.6%
†Bio-Reference Laboratories [1],[2]	45,000	1,293,750
CorVel Corporation [1]	152,646	4,467,948
IPC The Hospitalist [1]	35,724	1,834,785
PDI [1]	412,620	1,939,314
U.S. Physical Therapy	175,160	4,841,422

		14,377,219

Health Care Technology - 0.1%
†Greenway Medical Technologies [1],[2]	59,300	731,762

Pharmaceuticals - 0.9%
Unichem Laboratories	523,764	1,449,881
Vetoquinol	76,475	2,603,066
Zogenix [1]	530,478	907,118

		4,960,065

Total (Cost $37,732,715)		44,182,349

Industrials – 20.5%
Aerospace & Defense - 0.5%
AeroVironment [1]	67,000	1,352,060
American Science & Engineering	27,300	1,528,800

		2,880,860

Building Products - 1.7%
AAON	71,539	2,366,510
Quanex Building Products	229,800	3,869,832
WaterFurnace Renewable Energy	157,500	3,077,518

		9,313,860

Commercial Services & Supplies - 1.9%
Courier Corporation	135,418	1,933,769
Ennis	293,449	5,073,733
Heritage-Crystal Clean [1]	58,134	849,338
†Hudson Technologies [1],[2]	417,700	1,332,463
Team [1]	40,400	1,529,140

		10,718,443

Construction & Engineering - 1.8%
Layne Christensen [1]	205,669	4,012,602
Severfield-Rowen	3,924,542	2,820,367
Sterling Construction [1]	341,847	3,097,134

		9,930,103

Electrical Equipment - 2.9%
Global Power Equipment Group	354,188	5,709,511
Graphite India	2,131,709	2,636,611
LSI Industries	588,613	4,761,879
Powell Industries [1]	42,100	2,174,465
Voltamp Transformers	115,400	776,777

		16,059,243

Machinery - 6.0%
AIA Engineering	172,693	990,969
Foster (L.B.) Company	122,146	5,273,043
FreightCar America	227,391	3,863,373
Gorman-Rupp Company	44,670	1,422,293
Graham Corporation	240,020	7,207,801
Kadant	137,931	4,161,378
Key Technology [1]	259,129	3,713,318
RBC Bearings [1]	59,322	3,081,778
Semperit AG Holding	110,441	3,967,651

		33,681,604

Professional Services - 2.8%
CRA International [1]	209,706	3,873,270
Exponent	50,797	3,002,611
GP Strategies [1]	308,408	7,346,278
Kforce	103,600	1,512,560

		15,734,719

Road & Rail - 2.5%
Marten Transport	450,570	7,060,432
Patriot Transportation Holding [1]	235,440	7,072,617

		14,133,049

Trading Companies & Distributors - 0.4%
Houston Wire & Cable	181,700	2,514,728

Total (Cost $100,668,172)		114,966,609

Information Technology – 13.4%
Communications Equipment - 2.2%
Anaren [1]	167,384	3,839,789
COM DEV International [1]	303,700	1,157,970
Digi International [1]	320,910	3,006,927
KVH Industries [1]	255,100	3,395,381
Parrot [1]	45,520	1,266,788

		12,666,855

Computers & Peripherals - 0.7%
Avid Technology [1]	82,093	482,707
Super Micro Computer [1]	315,611	3,358,101

		3,840,808

Electronic Equipment, Instruments & Components - 1.0%
Electro Rent	142,600	2,394,254
Fabrinet [1]	217,969	3,051,566

		5,445,820

Internet Software & Services - 0.8%
QuinStreet [1]	320,700	2,767,641
World Energy Solutions [1],[2]	428,700	1,701,939

		4,469,580

IT Services - 1.1%
CSE Global	1,592,500	1,067,949
EPAM Systems [1]	137,348	3,733,118
Forrester Research	37,194	1,364,648

		6,165,715

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Semiannual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio (continued)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 5.7%
Advanced Energy Industries [1]	269,100	$4,685,031
ATMI [1]	291,100	6,884,515
AXT [1]	1,102,947	2,977,957
GSI Technology [1]	518,261	3,275,409
Integrated Silicon Solution [1]	455,899	4,996,653
M/A-COM Technology Solutions Holdings [1]	163,742	2,390,633
Mindspeed Technologies [1]	301,495	976,844
Rudolph Technologies [1]	56,893	637,202
Sigma Designs [1]	631,245	3,187,787
Ultra Clean Holdings [1]	316,776	1,916,495

		31,928,526

Software - 1.9%
Monotype Imaging Holdings	173,542	4,409,702
TeleNav [1]	296,400	1,550,172
VASCO Data Security International [1]	546,829	4,544,149

		10,504,023

Total (Cost $70,686,400)		75,021,327

Materials – 10.1%
Chemicals - 2.3%
C. Uyemura & Co.	36,400	1,502,904
FutureFuel Corporation	196,100	2,778,737
LSB Industries [1]	60,500	1,839,805
Quaker Chemical	77,988	4,836,036
Societe Internationale de Plantations d’Heveas	28,985	2,042,233

		12,999,715

Metals & Mining - 7.7%
Alamos Gold	218,800	2,650,482
Allied Nevada Gold [1]	55,829	361,772
Argonaut Gold [1]	135,100	730,930
Bear Creek Mining [1]	598,300	967,111
Endeavour Mining [1]	1,395,200	742,904
Endeavour Silver [1]	587,200	2,014,096
Geodrill [1]	1,217,200	821,729
Gold Standard Ventures [1]	700,000	441,000
Goldgroup Mining [1]	652,000	68,194
Haynes International	78,170	3,741,998
Horsehead Holding Corporation [1]	560,303	7,177,481
Imdex	782,292	443,576
International Tower Hill Mines [1]	306,722	199,369
Lumina Copper [1]	290,000	1,337,359
McEwen Mining [1]	938,196	1,576,169
Olympic Steel	276,228	6,767,586
Phoscan Chemical [1]	2,968,200	747,906
Pilot Gold [1]	1,669,325	1,269,811
Quaterra Resources [1]	895,000	80,550
Silvercorp Metals	486,600	1,372,212
Synalloy Corporation	93,641	1,454,245
Timmins Gold [1]	918,500	2,002,330
Universal Stainless & Alloy Products [1]	185,536	5,469,601
Village Main Reef	793,885	36,140
Western Copper and Gold [1]	720,000	367,200

		42,841,751

Paper & Forest Products - 0.1%
TFS Corporation [1]	1,150,235	536,493

Total (Cost $65,205,579)		56,377,959

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	1,844,000	552,306

Total (Cost $2,120,432)		552,306

Miscellaneous [4] – 4.8%
Total (Cost $26,207,634)		27,242,206

TOTAL COMMON STOCKS
(Cost $445,716,248)		491,288,910

REPURCHASE AGREEMENT – 12.5%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $69,794,058 (collateralized by obligations of various U.S. Government Agencies, 1.00%-5.50% due 8/20/14-7/15/36, valued at $71,190,723) (Cost $69,794,000)		69,794,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%) (Cost $7,576,072)		7,576,072

TOTAL INVESTMENTS – 101.5%
(Cost $523,086,320)		568,658,982

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.5)%		(8,540,011)

NET ASSETS – 100.0%		$560,118,971

14 | Royce Capital Fund 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

Royce Capital Fund–Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 95.3%

Consumer Discretionary – 32.2%
Auto Components - 0.6%
Dorman Products	110,848	$5,057,994

Automobiles - 0.9%
Thor Industries	162,015	7,967,898

Media - 1.3%
Saga Communications Cl. A	96,261	4,419,342
World Wrestling Entertainment Cl. A	685,558	7,068,103

		11,487,445

Specialty Retail - 15.3%
American Eagle Outfitters	675,615	12,336,730
Ascena Retail Group [1]	768,880	13,416,956
Buckle (The)	473,724	24,643,122
Cato Corporation (The) Cl. A	438,305	10,940,093
GameStop Corporation Cl. A	89,272	3,752,102
Guess?	561,354	17,418,815
Jos. A. Bank Clothiers [1]	517,662	21,389,794
Shoe Carnival	811,843	19,492,350
Stein Mart	810,230	11,059,640

		134,449,602

Textiles, Apparel & Luxury Goods - 14.1%
Barry (R.G.)	150,460	2,443,471
Crocs [1]	1,327,178	21,898,437
Deckers Outdoor [1]	373,422	18,861,545
G-III Apparel Group [1]	544,994	26,225,111
Maidenform Brands [1]	963,725	16,701,354
Steven Madden [1]	453,668	21,948,458
Vera Bradley [1]	752,470	16,298,500

		124,376,876

Total (Cost $217,873,422)		283,339,815

Consumer Staples – 4.6%
Food & Staples Retailing - 0.6%
Village Super Market Cl. A	168,043	5,560,543

Personal Products - 4.0%
Inter Parfums	307,575	8,772,039
Nu Skin Enterprises Cl. A	429,877	26,274,082

		35,046,121

Total (Cost $25,575,430)		40,606,664

Energy – 6.0%
Energy Equipment & Services - 5.5%
Helmerich & Payne	34,400	2,148,280
Matrix Service [1]	835,308	13,014,098
Oil States International [1]	81,386	7,539,599
Unit Corporation [1]	611,165	26,023,406

		48,725,383

Oil, Gas & Consumable Fuels - 0.5%
Cimarex Energy	61,518	3,998,055

Total (Cost $39,993,747)		52,723,438

Financials – 13.1%
Capital Markets - 3.0%
Federated Investors Cl. B	949,301	26,020,340

Commercial Banks - 1.4%
City Holding Company	327,740	12,765,473

Insurance - 5.4%
Allied World Assurance Company Holdings	173,125	15,842,669
Aspen Insurance Holdings	294,754	10,932,426
Montpelier Re Holdings	276,021	6,903,285
Reinsurance Group of America	201,000	13,891,110

		47,569,490

Thrifts & Mortgage Finance - 3.3%
Genworth MI Canada	819,700	19,126,593
TrustCo Bank Corp. NY	1,814,423	9,870,461

		28,997,054

Total (Cost $84,894,927)		115,352,357

Health Care – 8.2%
Biotechnology - 0.0%
Emergent Biosolutions [1]	30,386	438,166

Health Care Providers & Services - 6.3%
Chemed Corporation	248,377	17,989,946
Magellan Health Services [1]	281,123	15,765,378
MEDNAX [1]	123,910	11,347,678
U.S. Physical Therapy	375,361	10,374,978

		55,477,980

Pharmaceuticals - 1.9%
Hi-Tech Pharmacal	497,503	16,517,100

Total (Cost $55,229,887)		72,433,246

Industrials – 7.5%
Aerospace & Defense - 1.7%
Cubic Corporation	302,000	14,526,200

Electrical Equipment - 0.7%
AZZ	170,145	6,560,791

Machinery - 2.3%
Alamo Group	343,187	14,008,893
Kennametal	94,195	3,657,592
Miller Industries	195,517	3,007,052

		20,673,537

Road & Rail - 0.6%
Knight Transportation	327,800	5,513,596

Trading Companies & Distributors - 2.2%
Applied Industrial Technologies	391,415	18,917,087

Total (Cost $50,981,685)		66,191,211

Information Technology – 19.5%
Communications Equipment - 4.6%
NETGEAR [1]	789,108	24,099,358
Plantronics	374,065	16,428,935

		40,528,293

Electronic Equipment, Instruments & Components - 7.3%
Fabrinet [1]	1,456,984	20,397,776

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Semiannual Report to Shareholders | 15

Schedules of Investments	June 30, 2013 (unaudited)

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
†Key Tronic [1],[5]	600,922	$6,219,543
Littelfuse	140,211	10,461,143
MTS Systems	45,200	2,558,320
Rofin-Sinar Technologies [1]	211,380	5,271,817
Vishay Intertechnology [1]	1,427,799	19,832,128

		64,740,727

IT Services - 3.5%
Convergys Corporation	1,018,200	17,747,226
ManTech International Cl. A	511,470	13,359,596

		31,106,822

Office Electronics - 1.2%
Zebra Technologies Cl. A [1]	237,266	10,306,835

Semiconductors & Semiconductor Equipment - 2.9%
GSI Technology [1]	397,915	2,514,823
Integrated Silicon Solution [1]	325,779	3,570,538
IXYS Corporation	770,193	8,518,334
Teradyne [1]	563,800	9,905,966
Ultra Clean Holdings [1]	148,296	897,191

		25,406,852

Total (Cost $162,042,166)		172,089,529

Materials – 3.8%
Chemicals - 3.4%
Innophos Holdings	218,030	10,284,475
Innospec	444,068	17,842,653
Intrepid Potash	84,942	1,618,145

		29,745,273

Containers & Packaging - 0.4%
UFP Technologies [1]	180,566	3,535,482

Total (Cost $29,083,447)		33,280,755

Miscellaneous [4] – 0.4%
Total (Cost $3,286,186)		3,377,711

		VALUE

TOTAL COMMON STOCKS
(Cost $668,960,897)		839,394,726

REPURCHASE AGREEMENT – 4.8%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13, maturity value $42,362,035 (collateralized by obligations of various U.S. Government Agencies, 1.125%-1.375% due 2/25/14-2/27/14, valued at $43,213,114) (Cost $42,362,000)		42,362,000

TOTAL INVESTMENTS – 100.1%
(Cost $711,322,897)		881,756,726

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(604,345)

NET ASSETS – 100.0%		$881,152,381

†	New additions in 2013.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2013.
[3]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	Includes securities first acquired in 2013 and less than 1% of net assets.
[5]
At June 30, 2013, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2013, market value.

16 | Royce Capital Fund 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2013 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$498,864,982	$833,175,183
Affiliated Companies	–	6,219,543
Repurchase agreements (at cost and value)	69,794,000	42,362,000
Cash and foreign currency	159,039	448
Receivable for investments sold	1,362,294	–
Receivable for capital shares sold	73,776	331,903
Receivable for dividends and interest	352,772	469,164
Prepaid expenses and other assets	2,902	3,763
Total Assets	570,609,765	882,562,004
LIABILITIES:
Payable for collateral on loaned securities	7,576,072	–
Payable for investments purchased	1,813,069	41,411
Payable for capital shares redeemed	395,455	481,935
Payable for investment advisory fees	582,377	733,276
Accrued expenses	123,821	153,001
Total Liabilities	10,490,794	1,409,623
Net Assets	$560,118,971	$881,152,381
ANALYSIS OF NET ASSETS:
Paid-in capital	$476,707,302	$618,497,724
Undistributed net investment income (loss)	(816,629)	9,540,098
Accumulated net realized gain (loss) on investments and foreign currency	38,663,556	82,680,729
Net unrealized appreciation (depreciation) on investments and foreign currency	45,564,742	170,433,830
Net Assets	$560,118,971	$881,152,381
Investment Class	$523,575,945	$687,235,054
Service Class	36,543,026	193,917,327
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	46,289,586	55,409,835
Service Class	3,259,419	15,826,023
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$11.31	$12.40
Service Class	11.21	12.25
Investments at identified cost	$453,292,320	$668,960,897
Market value of loaned securities	7,630,392

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Semiannual Report to Shareholders | 17

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Six months ended		Six months ended
	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,004,850)	$2,330,748	$38,320	$9,505,137
Net realized gain (loss) on investments and foreign currency	28,379,977	17,880,619	33,292,760	49,554,361
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,624,438)	23,099,628	63,382,277	35,711,985

Net increase (decrease) in net assets from investment operations	18,750,689	43,310,995	96,713,357	94,771,483

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(667,778)
Service Class	–	–	–	(39,734)
Net realized gain on investments and foreign currency
Investment Class	–	(11,906,469)	–	(15,369,932)
Service Class	–	(786,410)	–	(3,569,688)

Total distributions	–	(12,692,879)	–	(19,647,132)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	24,630,972	58,248,188	46,744,328	209,348,184
Service Class	6,136,668	16,020,218	27,898,753	60,473,384
Distributions reinvested
Investment Class	–	11,906,469	–	16,037,710
Service Class	–	786,410	–	3,609,422
Value of shares redeemed
Investment Class	(62,148,962)	(125,493,292)	(60,476,694)	(319,208,920)
Service Class	(7,530,569)	(7,399,459)	(2,170,487)	(3,749,290)

Net increase (decrease) in net assets from capital share transactions	(38,911,891)	(45,931,466)	11,995,900	(33,489,510)

NET INCREASE (DECREASE) IN NET ASSETS	(20,161,202)	(15,313,350)	108,709,257	41,634,841
NET ASSETS:
Beginning of period	580,280,173	595,593,523	772,443,124	730,808,283

End of period	$560,118,971	$580,280,173	$881,152,381	$772,443,124

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(816,629)	$188,221	$9,540,098	$9,501,778

18 | Royce Capital Fund 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2013 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$2,868,181	$4,452,742
Foreign withholding tax	(220,340)	(80,645)
Interest	9,470	5,427
Securities lending	133,553	226,962

Total income	2,790,864	4,604,486

Expenses:
Investment advisory fees	3,553,527	4,178,062
Distribution fees	44,771	216,785
Custody	84,267	37,458
Administrative and office facilities	33,697	40,924
Trustees’ fees	22,363	25,830
Audit	20,901	15,965
Shareholder reports	18,265	31,092
Shareholder servicing	6,541	6,429
Legal	3,305	4,003
Registration	–	4
Other expenses	8,893	9,657

Total expenses	3,796,530	4,566,209
Compensating balance credits	(52)	(43)
Expenses reimbursed by investment adviser	(764)	–

Net expenses	3,795,714	4,566,166

Net investment income (loss)	(1,004,850)	38,320

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	28,479,733	33,302,827
Foreign currency transactions	(99,756)	(10,067)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(8,620,538)	63,382,277
Other assets and liabilities denominated in foreign currency	(3,900)	–

Net realized and unrealized gain (loss) on investments and foreign currency	19,755,539	96,675,037

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$18,750,689	$96,713,357

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Semiannual Report to Shareholders | 19

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
†2013	$10.95	$(0.02)	$0.38	$0.36	$–	$–	$–	$11.31	3.29%[1]	$523,576	1.32%[2]	1.32%[2]	1.32%[2]	(0.34)%[2]	16%
2012	10.41	0.04	0.74	0.78	–	(0.24)	(0.24)	10.95	7.60	543,516	1.33	1.33	1.33	0.39	21
2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)	569,498	1.32	1.32	1.32	(0.31)	35
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10	676,654	1.32	1.32	1.32	(0.09)	35
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88	522,092	1.33	1.33	1.33	(0.13)	33
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)	328,059	1.32	1.32	1.32	1.05	51

Micro-Cap Portfolio – Service Class
†2013	$10.87	$(0.03)	$0.37	$0.34	$–	$–	$–	$11.21	3.13%[1]	$36,543	1.58%[2]	1.58%[2]	1.58%[2]	(0.60)%[2]	16%
2012	10.35	0.03	0.73	0.76	–	(0.24)	(0.24)	10.87	7.45	36,764	1.59	1.59	1.55	0.27	21
2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)	26,096	1.60	1.60	1.49	(0.46)	35
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90	17,022	1.63	1.63	1.40	(0.12)	35
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64	6,907	1.73	1.73	1.58	(0.36)	33
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)	3,725	1.92	1.92	1.58	0.70	51

Small-Cap Portfolio – Investment Class
†2013	$11.03	$0.00	$1.37	$1.37	$–	$–	$–	$12.40	12.42%[1]	$687,235	1.04%[2]	1.04%[2]	1.04%[2]	0.06%[2]	22%
2012	10.07	0.15	1.10	1.25	(0.01)	(0.28)	(0.29)	11.03	12.50	623,830	1.06	1.06	1.06	1.37	62
2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)	651,243	1.05	1.05	1.05	0.11	36
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52	630,227	1.06	1.06	1.06	0.47	34
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20	467,401	1.07	1.07	1.07	0.20	46
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)	291,898	1.07	1.07	1.07	0.07	45

Small-Cap Portfolio – Service Class
†2013	$10.91	$(0.01)	$1.35	$1.34	$–	$–	$–	$12.25	12.28%[1]	$193,917	1.29%[2]	1.29%[2]	1.29%[2]	(0.18)%[2]	22%
2012	9.98	0.15	1.06	1.21	(0.00)	(0.28)	(0.28)	10.91	12.22	148,613	1.31	1.31	1.30	1.41	62
2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)	79,565	1.30	1.30	1.26	(0.02)	36
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26	41,505	1.34	1.34	1.30	0.36	34
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00	5,160	1.62	1.62	1.36	(0.04)	46
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)	1,438	1.96	1.96	1.36	(0.21)	45

†	Six months ended June 30, 2013 (unaudited).
[1]	Not annualized
[2]	Annualized

20 | Royce Capital Fund 2013 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common Stocks	$491,110,405	$–	$178,505	$491,288,910
Cash Equivalents	7,576,072	69,794,000	–	77,370,072
Small-Cap Portfolio
Common Stocks	839,394,726	–	–	839,394,726
Cash Equivalents	–	42,362,000	–	42,362,000

For the six months ended June 30, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At June 30, 2013, securities valued at $58,013,672 were transferred from Level 2 to Level 1 for Royce Micro-Cap Portfolio within the fair value hierarchy.

Royce Capital Fund 2013 Semiannual Report to Shareholders | 21

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):
Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 6/30/13
Micro-Cap Portfolio
Common Stocks	$190,631	$(12,126)	$178,505

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
     The following table presents by financial instrument, each Fund’s derivative assets net of related collateral held by each Fund at June 30, 2013:

	Gross Amount of Derivative Assets
	in the Statements of Assets and
	Liabilities[1]	Collateral Received[2]	Net Amount
Micro-Cap Portfolio
Securities on Loan	$7,576,072	$(7,576,072)	$–
     The following table presents by financial instrument, each Fund’s derivative liabilities net of related collateral held by each Fund at June 30, 2013:

	Gross Amount of Derivative
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Pledged[2]	Net Amount
Micro-Cap Portfolio
Collateral on Loaned Securities	$7,576,072	$(7,576,072)	$–
[1]	Absent an event of default, derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]
In some cases, the actual collateral received/pledged may be more than the amount shown here due to overcollateralization. Collateral requirements differ by derivative and the enforceability of the right to offset may vary by jurisdiction.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

22 | Royce Capital Fund 2013 Semiannual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 11, 2014. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2013.

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended	6/30/13	Year ended
	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12	(unaudited)	12/31/12

Micro-Cap Portfolio
Investment Class	2,208,661	5,282,384	–	1,127,507	(5,559,706)	(11,493,769)	(3,351,045)	(5,083,878)
Service Class	553,083	1,466,845	–	74,967	(676,730)	(679,581)	(123,647)	862,231

Small-Cap Portfolio
Investment Class	3,918,152	19,500,699	–	1,494,661	(5,080,142)	(29,094,754)	(1,161,990)	(8,099,394)
Service Class	2,385,963	5,660,111	–	339,870	(184,751)	(349,380)	2,201,212	5,650,601

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2014. For the six months ended June 30, 2013, Micro-Cap Portfolio recorded advisory fees of $3,553,527 and Small-Cap Portfolio recorded advisory fees of $4,178,062.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2013, Micro-Cap Portfolio-Service Class recorded net distribution fees of $44,771 and Small-Cap Portfolio-Service Class recorded net distribution fees of $216,785.

Purchases and Sales of Investment Securities:
       For the six months ended June 30, 2013, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$ 81,250,365	$146,866,281
Small-Cap Portfolio	186,775,062	174,189,867

Royce Capital Fund 2013 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses:
       Class specific expenses were as follows for the six months ended June 30, 2013:

							Class Level
	Net				Transfer Agent		Expenses Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Micro-Cap Portfolio – Investment Class	$–	$3,434	$17,301	$–	$(2)	$20,733	$–
Micro-Cap Portfolio – Service Class	44,771	3,107	964	–	–	48,842	764
	44,771	6,541	18,265	–	(2)		764
Small-Cap Portfolio – Investment Class	–	3,340	27,785	3	(2)	31,126	–
Small-Cap Portfolio – Service Class	216,785	3,089	3,307	1	–	223,182	–
	216,785	6,429	31,092	4	(2)

Tax Information:
     At June 30, 2013, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$523,245,723	$ 45,413,259	$111,422,724	$66,009,465
Small-Cap Portfolio	711,729,858	170,026,868	187,878,720	17,851,852

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2013:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	Gain (Loss)	Income	6/30/13	6/30/13
Small-Cap Portfolio
Key Tronic			$6,467,633	–	–	–	600,922	$6,219,543
								$6,219,543

24 | Royce Capital Fund 2013 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2013, and held for the entire six-month period ended June 30, 2013. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2013, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/13	6/30/13	Period[1]	1/1/13	6/30/13	Period[1]	Ratio[2]
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,032.88	$6.65	$1,000.00	$1,018.25	$6.61	1.32%
Small-Cap Portfolio	1,000.00	1,124.21	5.48	1,000.00	1,019.64	5.21	1.04%

Service Class

Micro-Cap Portfolio	1,000.00	1,031.28	7.96	1,000.00	1,016.96	7.90	1.58%
Small-Cap Portfolio	1,000.00	1,122.82	6.79	1,000.00	1,018.40	6.46	1.29%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2013 Semiannual Report to Shareholders | 25

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer, and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Patricia W. Chadwick, Trustee
Age: 64 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 75 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs prior business experience includes having served on as President of The Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program, and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 71 | Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc. and Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002) and Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 67 | Number of Funds Overseen: 48 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005) and Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce and Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

26 | Royce Capital Fund 2013 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
    All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio (up to 35%) and Royce Capital Fund– Small-Cap Portfolio (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

Royce Capital Fund 2013 Semiannual Report to Shareholders | 27

Board Approval of Investment Advisory Agreement

At meetings held on June 11-12, 2013, the Board of Trustees of Royce Capital Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and Royce Capital Fund (“RCF”) relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (together, the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While the Investment Advisory Agreements for the Funds were considered at the same meeting, the trustees dealt with each agreement separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by R&A:
The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to The Royce Funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds and expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds pursuant to the Administration Agreement between R&A and RCF which went into effect on January 1, 2008 and the methodology used by R&A in allocating the compensation paid to certain R&A personnel and other administrative expenses to the Funds under that agreement. The trustees determined that the services to be provided to the Funds by R&A would be the same as those that R&A previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. The trustees noted that Royce Micro-Cap Portfolio’s (“RCM”) and Royce Small-Cap Portfolio’s (“RCS”) Sharpe Ratio placed in the 4th quartile within Morningstar’s small blend category for the 3-year period, in the 3rd quartile for RCM and the 1st quartile for RCS for the 5-year period, and in the 2nd quartile for RCM and the 1st quartile for RCS for the 10-year period ended December 31, 2012. It was noted that RCM’s and RCS’s focus on companies with higher quality balance sheets had hurt its relative performance during the recent sustained period of low interest rates. In addition to each Fund’s risk-adjusted performance, the trustees also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2012 and therefore examined the extended performance of each Fund using monthly rolling average return periods through March 31, 2013.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which had outperformed their benchmark indexes and their competitors over longer-term periods. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience, and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

28 | Royce Capital Fund 2013 Semiannual Report to Shareholders

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The trustees considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether each of the Funds has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees also considered each Fund’s administrative, sub-transfer agent, and transfer agent expenses. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that RCM’s expense ratio placed in the middle quintile within its peer group. The trustees noted that RCS’s expense ratio placed in the fourth quartile, higher than its peer group and category medians due to its higher advisory fee compared to its peer group median.
   The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of service that R&A provides to registered investment companies such as the Fund as compared to other accounts, the Funds’ advisory fees compared favorably to these other accounts.
   It was noted that no single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2013 Semiannual Report to Shareholders | 29

2013 In Quotes

It’s not during up years that great investment track records are made. - Charles de Vaulx, International Value Advisers, The Art of Value Investing

Points to Ponder

The reversion-to-the-mean effect shows up most over longer periods. Investors selecting a sector on the basis of its prior five-year performance would have earned much higher returns over the following five years by selecting the worst-performing sector than the best. The gap is more than 30 percentage points. In the long term it pays to be contrarian.
- The Economist, January 12, 2013

Supply will be constrained, and demand will be strong, coming from corporate buyers and individual and institutional investors, who will begin to reallocate funds toward the equity market and out of bonds. There will be a great migration or great rotation, or whatever you want to call it. It will intensify as the year continues.
- Brian Rodgers, Barron’s, January 26, 2013

Active managers earn their fees building a long-term performance record through time arbitrage...Value investors succeed not by chasing relative returns, but by embracing the fundamentals of value investing, finding the strongest, highest-quality companies at the best possible prices.
- Chuck Royce, Barron’s, May 11, 2013

While absolute skill tends to improve, relative skill tends to become more uniform. In plain words, that means that the difference between the best and the average is less than what it used to be. So, the best hitter in baseball is closer to an average player today than was the case 50 years ago.
- Michael Mauboussin, Morningstar Advisor, April/May 2013

With interest rates at all-time lows, stocks continue to offer investors the best prospects.
- Jeremy J. Siegel, Kiplinger’s Personal Finance, June 2013

Throughout the post-World War II era, the average stock-market decline in a bear market is about 25% and lasts about 10 months. So the bear market that ended in March of ’09 was twice as severe as the average. Most bear markets are induced by economic contractions. During the average recession in the postwar period, real gross domestic product goes down 2% from peak to trough. The most recent recession was about twice as severe in magnitude, so you had a bear market twice as severe as the average bear market, and the market discounted twice as severe an economic contraction.
- Leon Cooperman, Barron’s, May 18, 2013

In Absolute Agreement

For any period of less than five years you are evaluating serendipity rather than skill.
- Bill Nygren, Kiplinger’s Personal Finance, March 2013

American business will do fine over time. And stocks will do well just as certainly, since their fate is tied to business performance. Periodic setbacks will occur, yes, but investors and managers are in a game that is heavily stacked in their favor. (The Dow Jones Industrials advanced from 66 to 11,497 in the 20th Century, a staggering 17,320% increase that materialized despite four costly wars, a Great Depression and many recessions. And don’t forget that shareholders received substantial dividends throughout the century as well.)
- Warren Buffett, Berkshire Hathaway 2013 annual report letter, March 1, 2013

Cocktail Conversation

Commodities are not an investment. An investment by definition is either current income or a stream of future income. When you buy a commodity, you have to be assuming that you are going to be able to sell it at a higher price to someone else, because it has no income. Thus, it is not investing—it is speculating.
- Barton Biggs, Diary of a Hedgehog

Many who abandoned equities in the “flight to safety” have begun to slowly migrate from cash and bonds to high dividend, low volatility stocks, and very recently, to more cyclical stocks. The timid move back into equities is in early stages with much money still on the sidelines, but flows could occur sporadically.
- Longleaf Partners Fund, First Quarter 2013 Report

The Dow Jones Industrial Index has risen in 17 of the past 20 months, the longest such streak since 1951.
- Sandra Ward, Barron’s, June 1, 2013

Timeless Tidbits

When all is said and done, more is said than done.
- Lou Holtz

There are more fools among buyers than among sellers.
- Proverb

A creative man is motivated by the desire to achieve, not by the desire to beat others.
- Ayn Rand

Try not to become a man of success, but rather try to become a man of value.
- Albert Einstein

There are no secrets to success. It is the result of preparation, hard work, and learning from failure.
- Colin Powell

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

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Searching for Super Small-Cap Companies Through the Macro Noise

Portfolio Manager and Principal Chris Clark offers insights into our disciplined, long-term investment process by emphasizing the role that contrarian thinking plays in our portfolios.

Watching Man of Steel on its opening weekend, the latest movie based on the iconic Superman comic books, I was struck by the fact that one “tail risk” not regularly appearing on the seemingly endless list of macroeconomic concerns is the possibility, however slight, that a well-armed villain from another galaxy might unexpectedly show up and wreak havoc on our sometimes peaceful and unprepared planet. It may be the one global catastrophe that we have not been warned about by market pundits.
   Without giving away the plot, let’s just say that some variation of this unlikely turn of events does indeed occur, and while the film made no reference to the impact this unfriendly visit had on financial markets (sadly for me), it’s no stretch to conclude that there would probably be more sellers than buyers during the initial period of panic and uncertainty.
   Not wanting to miss the full effects of this thriller, I convinced my wife and daughters to see the movie in IMAX 3D. In hindsight, this was probably not a great call on my part. To say that the whole experience overwhelmed the senses understates the continuous visual and audio assault that exhausted more than it entertained several moviegoers, my wife and youngest daughter included.
   Other viewers had a similar experience, with several congregating outside the theater doors also attempting to regain their lost senses. I was able to make it through to the ending but felt disoriented by the whole experience. It took several hours for the effects to fully wear off.
   Clearly the theater’s supersized viewing screen and deafening Dolby Surround Sound, combined with the movie’s exhilarating action and awesome 3-D imagery, had the desired effect of hijacking the senses. However, it also had the unintended consequence of numbing the viewer to the underlying plot.
   Although no one will pay hard-earned dollars to watch the action on trading floors or Ben Bernanke’s press conferences, the corollaries to today’s investment climate are otherwise surprisingly close. Systemic risks abound and while clearly different and (perhaps) less fantastic than those depicted in the movie, they are no less unsettling when followed to their potential conclusion.
   The most dramatic systemic risks imply the end of civilization due to natural resource exhaustion, civil strife over wealth disparity, wars over unpaid liabilities (people generally like to get paid back), and religious fanaticism. Of course, risks are one thing and outcomes can be entirely different—therein lies the true challenge for today’s would-be heroic investor.

   The prognostications from market pundits through the various media outlets are overwhelming and constant. Much like the IMAX 3-D experience, the extreme noise can make the underlying plot tough to discern. And weighing the probabilities of any outcome is another challenge entirely.
   One recent favorite of the pundits has been the inherently flawed eurozone currency structure. Another doomsday scenario centers on Japanese Prime Minister Shinzo Abe’s attempt to target inflation through extreme monetary and fiscal policies. A third recent view sees China struggling with demographic and environmental catastrophe while also facing an economic hard landing that will unleash massive social upheaval in the world’s most populous country. And there’s always the old favorite involving the respective pursuits of nuclear weapons by North Korea and Iran, as well as each nation’s stated goals of annihilating their adversaries (a list that often includes the U.S.).
   The investment team at Royce is often asked to weigh in on macroeconomic issues and while we oblige, somewhat reluctantly, we always offer the same caveat—our expertise is evaluating and understanding companies, their value, quality, and future prospects, not predicting economic, political, or strategic outcomes, especially those that resemble the plot of a summer blockbuster. For us, the multitude of variables that go into that type of analysis would cause sensory and intellectual overload. Even more importantly, we might miss the underlying story.
   This is important because we invest in companies, not headlines or economic statistics. Like the best-drawn movie characters, companies can be resilient and dynamic entities that more often than not self-determine their long-term success or failure. There is no question that macroeconomic factors provide relevant inputs. Yet from our perspective they are often far less important than investors believe.
   So whether or not the investment community decides to sell everything because chaos and destruction appear imminent is less of a concern to us than which companies look likely to survive, adapt, and ultimately grow stronger in whatever the aftermath. That is our business, and we are sticking with it. All that loud noise is like Kryptonite to us.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the Royce Capital Fund 2013 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $168 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2.  Code(s) of Ethics.  Not applicable to this semi-annual report.

Item 3.   Audit Committee Financial Expert.   Not applicable to this semi-annual report.

Item 4.   Principal Accountant Fees and Services.   Not applicable to this semi-annual report.

Item 5.   Audit Committee of Listed Registrants.   Not Applicable

Item 6.   Investments.
(a)  See Item 1.

(b)  Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not Applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11.   Controls and Procedures.

(a)  Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.  Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 23, 2013	Date: August 23, 2013